Exhibit 10.2 EXECUTION VERSION CONSULTING AGREEMENT This Consulting Agreement (the “Agreement”), dated as of the date of the last signature to this Agreement and effective as of July 1, 2022 (the “Effective Date”), is entered into by and between Rintoul Consulting Services, LLC (the “Consultant”), located at 11958 Maidstone Court, Naples, FL 34120, and GrafTech International Holdings Inc. (the “Client”), located at 982 Keynote Circle, Brooklyn Heights, Ohio 44131. Each of the Consultant and the Client are hereby a “Party” and together, the “Parties.” WHEREAS, the Consultant provides consulting services; WHEREAS, the Client wishes to benefit from certain skills and abilities of David J. Rintoul (“Rintoul”); WHEREAS, as of the Effective Date, Rintoul is a former employee of the Client and is ready and willing to provide consulting services, for and on behalf of the Consultant, to the Client to facilitate the leadership transition to a successor chief executive officer and president of GrafTech International Ltd. (“GrafTech”) following Rintoul’s retirement from GrafTech; and WHEREAS, during the period when the Consultant provides such services to the Client, the Consultant and Rintoul will be provided with access to GrafTech and the Client’s trade secrets and confidential information. NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Client and the Consultant agree as follows: 1. SERVICES. The Consultant agrees to provide to the Client and its affiliates the consulting services listed on Appendix A attached hereto (the “Services”), on the terms and conditions set forth in this Agreement, during the Term. The term “affiliates” means, with respect to any Party, any entities that directly or indirectly control, are controlled by, or are under the same control as, such Party or any other entities affiliated with such Party or entities. In the provision of the Services, the Consultant shall provide the Services during such hours as may be mutually agreed upon by the Parties, with no implied minimum service requirement. The Consultant shall be solely responsible for, and shall have sole control over, the means, methods, techniques, sequences, and procedures used in providing the Services. The Client shall provide the Consultant with access to its premises, materials, information, and systems to the extent necessary for the performance of the Services, but the Client shall neither have control over nor be responsible for the means, methods, techniques, sequences, or procedures used by the Consultant in performing the Services. The Consultant shall provide the Services in a diligent manner and to the best of the Consultant’s ability, and the Consultant shall promptly and faithfully comply with all lawful and reasonable requests that may be made by the Client. Consultant acknowledges that Client is engaging Consultant in reliance upon Consultant’s representation that the Services will be performed by Rintoul. Consultant shall ensure that the Services are performed by Rintoul, and the Services shall not be performed by any other individual. The Services shall be considered provided by the Consultant under, in accordance with, and pursuant to the terms of this Agreement only if and to the extent that Rintoul signs a reasonable release, in favor of the Client and its affiliates, of claims arising on or prior to the execution date of such release (excepting only those reasonable claims to compensation relating to Rintoul’s employment with GrafTech) (the “Release”) (a) no earlier than the date of Rintoul’s termination of employment with GrafTech and the Client, and (b) no later than twenty-one (21) calendar days following such date, and Rintoul does not revoke the Release.

2 2. CONSULTING COMPENSATION. The Client shall compensate the Consultant for the Services with a fixed monthly fee of $133,333.33, payable for each month during the Term in arrears, exclusive of any actual, reasonable, and documented out-of-pocket fees or expenses incurred in connection with providing the Services (“Expenses”), with each such payment made within five (5) business days of the last business day of each month during the Term (the “Consulting Compensation”). If the Consultant is unable to continue to provide the Services for any period due to Rintoul’s death or disability or Rintoul becoming unavailable for any other reason to perform the Services for any period (other than the end of the Term), then the Consultant shall not be entitled to receive any Consulting Compensation for such period. None of Rintoul or the Consultant’s employees will be eligible to participate in any vacation, group medical or life insurance, disability, profit sharing or retirement benefits, or any other fringe benefits or compensation or benefit plans offered by the Client or GrafTech to their employees. 3. EXPENSES. The Client agrees to reimburse the Consultant for Expenses. All undisputed Expenses will be paid within thirty (30) days of the Client's receipt of the documents evidencing such Expenses. If any reimbursement provided by the Client pursuant to this Agreement would constitute deferred compensation for purposes of Section 409A of the Internal Revenue Code of 1986, as amended, such reimbursement shall be subject to the following rules: (a) the amount eligible for reimbursement during any calendar year may not affect the expenses eligible for reimbursement, or the in-kind benefits provided, in any other calendar year; (b) any reimbursement shall be made on or before the last day of the calendar year following the calendar year in which the expense was incurred; and (c) the Consultant’s right to reimbursement is not subject to liquidation or exchange for cash or another benefit. 4. WITHHOLDINGS. The Consultant acknowledges that it and Rintoul will be solely responsible for any taxes that may be imposed on the Consultant or Rintoul, as applicable, as a result of the compensation under this Agreement, including any taxes under Section 409A of the Internal Revenue Code of 1986, as amended. The Consultant also agrees to indemnify (and to require Rintoul to indemnify) the Client and its affiliates to the extent that the Client and/or any of its affiliates incurs any taxes, fees or penalties reasonably related to the provision of such compensation under this Agreement (or any reasonable legal fees reasonably incurred in connection with such incurrence of such taxes, fees or penalties). No amount of the Consulting Compensation will be subject to withholding, and all of the Consulting Compensation will be reported by the Client on a Form 1099. Neither GrafTech nor the Client has made any representations or guarantees regarding the tax result for the Consultant or Rintoul with respect to any income recognized by the Consultant or Rintoul in connection with this Agreement or any amounts payable under this Agreement. 5. CONFIDENTIALITY. During and following the term of this Agreement, the Consultant will (and will require Rintoul to) keep confidential all Confidential Information (defined below) of the Client and its affiliates, as applicable, use such Confidential Information solely in connection with providing the Services and not disclose any such Confidential Information to any other person other than the Client and its affiliates, except to the extent disclosure is required by law. “Confidential Information” means all information relating to the business, operations, assets, liabilities, plans, prospects and affairs regarding the Client or its affiliates, that is disclosed to the Consultant or Rintoul, regardless of whether such information is in oral, visual, electronic, written, or other form and whether or not it is identified as “confidential.” Confidential Information does not include any information that is or becomes generally available to the public other than as a result of disclosure by the Consultant or Rintoul or is or becomes available to the Consultant or Rintoul on a non-confidential basis by any person who is not bound by any obligation to keep such information confidential. Further, nothing in this Agreement, nor any GrafTech or Client policy or individual agreement between GrafTech or the Client and Rintoul, prevents the Consultant or Rintoul from providing, without prior notice to GrafTech or the Client, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any

3 governmental authorities regarding possible legal violations (including the Client’s past or future conduct), engaging in any future activities protected under the whistleblower statutes administered by any government agency (e.g., EEOC, NLRB, SEC, etc.), or receiving a monetary award from a government- administered whistleblower award program for providing information directly to a government agency. The Client and GrafTech nonetheless assert and do not waive their attorney-client privilege over any information appropriately protected by privilege. The Client and GrafTech will take reasonable steps to provide confidential treatment that is reasonably comparable to that described in this Section 5 for any confidential information of the Consultant that is actually received by the Client or GrafTech. 6. ADHERENCE TO POLICIES. The Consultant will ensure that the Services are provided in a manner consistent with GrafTech's Code of Conduct and Ethics (the “Code”) and all applicable policies of GrafTech and the Client (collectively such Code together with the policies, the “Policies”) that are reasonably known to (or should be known to) Rintoul or about which Rintoul is reasonably aware (or should be reasonably aware) as of the Effective Date. The Consultant will disclose to the Client any actual or potential “conflict of interest” (as defined in the Code) that may arise vis-à-vis the Services. The Consultant will comply with reasonable requests by the Client for additional information related to such actual and/or potential conflicts and acknowledges that the Client may seek to mitigate any such actual and/or potential conflict in its sole discretion consistent with the principles set out in the Policies. 7. OTHER BUSINESS ACTIVITIES. “Outside Business Activities,” otherwise known as “OBAs,” include any business activities outside the scope of the Consultant’s role with the Client, including any activity as an employee, independent contractor, sole proprietor, officer, or partner of another business organization, regardless of whether compensation is involved; provided, however, that such OBAs shall not include consulting services provided to entities whose primary business is the production of steel. The Consultant agrees to seek and receive approval from the Chief Executive Officer of GrafTech or the Chair of the Board of Directors of GrafTech prior to taking on any OBAs during the term of this Agreement. Prior approval is not required to serve on boards of charities or small, private family holding companies that have no relation to or affiliation with GrafTech or the Client. 8. INDEMNIFICATION. The Client agrees to indemnify and save harmless the Consultant from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Consultant in respect of any civil, criminal, administrative, investigative, or other proceeding in which the Consultant is involved solely because of the Consultant’s Services provided to the Client or its affiliates on or after the Effective Date (other than any such civil, criminal, administrative, investigative, or other proceedings that relate primarily to any taxes, fees, or penalties reasonably related to the provision of compensation and benefits under this Agreement (or any reasonable legal fees reasonably incurred in connection with such taxes, fees or penalties)). Such indemnification under the first sentence of this paragraph shall be made only if the Consultant: (a) acted honestly and in good faith; and (b) in the case of a criminal or administrative proceeding that is enforced by a monetary penalty, the Consultant had reasonable grounds for believing that its conduct was lawful. Similarly, the Consultant agrees to indemnify and save harmless the Client and its affiliates from and against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the Client and its affiliates in respect of any civil, criminal, administrative, investigative, or other proceeding in which the Client or its affiliates is involved solely because of or related to the Services provided to the Client or its affiliates on or after the Effective Date. Such indemnification under the third sentence of this paragraph shall be made only if the Client and its affiliates: (x) acted honestly and in good faith; and (y) in the case of a criminal or administrative proceeding that is enforced by a monetary penalty, the Client and its affiliates had reasonable grounds for believing that its conduct was lawful.

4 9. TERM AND TERMINATION. This Agreement takes effect on July 1, 2022 and shall continue thereafter until December 31, 2022, unless terminated in accordance with the provisions herein (the “Term”). Any extension of the Term will be subject to mutual written agreement between the Client and the Consultant. This Agreement may be terminated (a) by the Client or the Consultant, effective immediately upon written notice to the other Party, if the other Party materially breaches this Agreement, and such breach is incapable of cure, or with respect to a material breach capable of cure, the other Party does not cure such breach within five (5) business days after receipt of written notice of such breach, or (b) by the Consultant within thirty (30) days of written notice to the other Party where there is no material breach of the Agreement, or (c) by the Client where there is no material breach of the Agreement, effective immediately upon payment by the Client or on its behalf of the remaining amount of the Consulting Compensation not yet paid to the Consultant. Upon expiration or termination of this Agreement for any reason, or at any other time upon the Client’s written request, the Consultant shall promptly after such expiration or termination: (x) deliver to the Client all materials, equipment and other property provided for Rintoul or the Consultant’s use by the Client; and (y) deliver to the Client all tangible documents and other media, including any copies containing, reflecting, incorporating or based on Confidential Information. 10. INDEPENDENT CONTRACTOR. The Consultant is providing the Services pursuant to this Agreement as an independent contractor to the Client, and (as of July 1, 2022) neither the Consultant nor Rintoul is an employee of the Client or any of its affiliates. The Consultant shall have no authority to enter into contracts or to incur any other legally binding commitment on behalf of GrafTech or the Client, and the Consultant shall not hold itself out or permit itself to be held out as having authority to do or say anything on behalf of GrafTech or the Client. 11. INTELLECTUAL PROPERTY. The Client is and shall be, the sole and exclusive owner of all right, title, and interest throughout the world in and to all the results and proceeds of the Services performed by the Consultant in any report or otherwise, including all patents, copyrights, trademarks, trade secrets, and other intellectual property rights therein. The Consultant acknowledges and agrees that any and all results and proceeds of the Services that may qualify as “work made for hire” as defined in the Copyright Act of 1976 (17 U.S.C. § 101) are hereby deemed “work made for hire” for the Client and all copyrights therein shall automatically and immediately vest in the Client. To the extent that any results and proceeds of the Services do not constitute “work made for hire,” the Consultant hereby irrevocably assigns (and will require Rintoul to assign) to the Client and its successors and assigns, for no additional consideration, the Consultant’s and/or Rintoul’s entire right, title, and interest in and to such results and proceeds and all intellectual property rights therein. The Client is, and will remain, the sole and exclusive owner of all right, title, and interest in and to any documents, specifications, data, know-how, methodologies, software, and other materials provided to the Consultant or Rintoul by the Client (the “Client Materials”) and all intellectual property rights therein. The Consultant and Rintoul shall have no right or license to reproduce or use any of the Client Materials except solely during the Term to the extent necessary to perform the Consultant’s obligations under this Agreement. All other rights in and to the Client Materials are expressly reserved by the Client. 12. MATERIAL BREACH. The Consultant agrees that, in the event of any material breach of Section 4, 5, 6 or 7 of this Agreement, the Client will be entitled to equitable and/or injunctive relief and, because the damages for such a breach will be impossible or impractical to determine and will not therefore provide a full and adequate remedy, the Client or (as applicable) any and all past, present or future parents, subsidiaries, and affiliates of the Client (the “Client Entities”) will also be entitled to specific performance of such requirements by the Consultant or Rintoul. No amount owing to the Consultant under this Agreement shall be subject to set-off or reduction by reason of any claims that the Client has or may have against the Consultant. The Consultant will be entitled to recover actual damages if the Client materially breaches this Agreement, including (to the extent material) any unexcused late or non-payment of any amounts owed under this Agreement, or any unexcused failure to provide any other benefits specified in

5 this Agreement. Failure by either Party to this Agreement to enforce any term or condition of this Agreement at any time shall not preclude such Party from enforcing such term or condition, or any other provision of the Agreement, at a later time. 13. AMENDMENT; WAIVER. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the Consultant and the Client. Nothing in this Agreement shall be binding upon the Parties to this Agreement to the extent it is void or unenforceable for any reason, including, without limitation, as a result of any law regulating competition or proscribing unlawful business practices; provided, however, that to the extent that any provision in this Agreement could be modified to render it enforceable under applicable law, it shall be deemed so modified and enforced to the fullest extent allowed by law. 14. GOVERNING LAW. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement, including any claims relating to or arising out of this agreement, shall be governed by and construed in accordance the laws of the State of Ohio without regard to its conflict of laws principles. 15. COMPLETE AGREEMENT; SURVIVABILITY. This Agreement embodies the complete agreement and understanding between the Client and the Consultant with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements, or representations by or between the Parties, written or oral, that may have related to the subject matter hereof in any way. The provisions of Sections 4-9 and 11-13 of this Agreement shall remain in full force and effect, as applicable, notwithstanding the expiration or early termination of this Agreement. In the event of litigation between the Client and the Consultant related to this Agreement, the non-prevailing Party shall reimburse the prevailing Party (as determined by the adjudicator) for any costs and expenses (including, without limitation, reasonable attorneys’ fees) reasonably incurred by the prevailing Party in connection therewith. 16. ASSIGNMENT. The Consultant shall not assign any rights or delegate or subcontract any obligations under this Agreement, nor shall Consultant permit the Services to be performed by someone other than Rintoul, without the Client’s prior written consent. Any assignment in violation of the foregoing shall be deemed null and void. The Client may freely assign its rights and obligations under this Agreement at any time with reasonable notice to Consultant. Subject to the limits on assignment stated above, this Agreement will inure to the benefit of, be binding on, and be enforceable against each of the Parties hereto and their respective successors and permitted assigns. 17. NOTICES. All notices, requests, consents, claims, demands, waivers, and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the Parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving Party from time to time in accordance with this Section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees prepaid), email, facsimile (with confirmation of transmission), or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only if: (a) the receiving Party has received the Notice; and (b) the Party giving the Notice has complied with the requirements of this Section. 18. COUNTERPARTS. This Agreement may be executed in multiple counterparts and by electronic signature, each of which shall be deemed an original and all of which together shall constitute one instrument. * * * * * *

6 IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the date first written above. GrafTech International Holdings Inc. /s/ Timothy K. Flanagan _________________________________ Name: Timothy K. Flanagan Title: Vice President and Treasurer Date: June 27, 2022 Rintoul Consulting Services, LLC /s/ David J. Rintoul _________________________________ Name: David J. Rintoul Title: Manager Date: June 27, 2022

7 APPENDIX A Services Supporting the transition of GrafTech’s chief executive officer and president position to a permanent successor and otherwise supporting and promoting various tasks and responsibilities related thereto, as well as the performance of all such tasks and responsibilities relating to the foregoing (collectively, the “Services”).